Defined Asset FundsSM

                               Performance Summary

                                2nd Quarter 1999

                                   IRA Ideal!




The Select
S&P Industrial
Portfolio

                                                                   Take Indexing
                                                             to Another Level...









                                                            [LOGO] Merrill Lynch



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SELECT S&P INDUSTRIAL PORTFOLIO  o PERFORMANCE SUMMARY

2ND QUARTER o 1999

Indexing - it's a strategy to mirror the returns of major indices. Why not take it to another level?

         The Defined Asset Funds(SM) Select S&P Industrial Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks from the S&P Industrial Index* for a combination of value, capital appreciation potential and current dividend income.

The Portfolio seeks total return through a contrarian strategy of selecting 15 stocks from the Index for high dividend yield and potential value.

Past Performance of Prior Select S&P Industrial Portfolios

Past performance is no guarantee of future results.

                      Series From Inception Through 6/30/99
                          (including annual rollovers)

Inception                            Series                      Return
1/22/97                                A                         15.32%
2/24/97                                B                         15.78
4/21/97                                C                         18.13
6/9/97                                 D                         11.08
7/21/97                                E                         11.39
9/8/97                                 F                         15.53
10/20/97                               G                          9.76
12/2/97                                H                          8.74
1/8/98                                 J                          8.11



                        Most Recently Completed Portfolio

Period                               Series                      Return
2/9/98-3/19/99                         A                          5.92%
3/23/98-4/23/99                        B                          6.13
4/27/98-6/04/99                        C                         12.29
6/9/97-7/17/98                         D                         19.39
7/21/97-8/21/98                        E                          8.25
9/8/97-10/2/98                         F                          9.95
10/20/97-12/4/98                       G                         14.22
12/2/97-1/8/99                         H                         17.47
1/8/98-2/8/99                          J                         10.13



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The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested Over 25 Years -- 1/1/74 Through 6/30/99

Strategy+..............$613,317      S&P 500 Index*...................$347,257
DJIA...................$347,602      S&P Industrial Index.............$345,272

Growth of $10,000 Invested Over 26 Years -- 1/1/73 Through 6/30/99

         [A mountain chart, captioned "Growth of $10,000 Invested Over 26 Years -- 1/1/73 through 6/30/99" compares the cumulative annual performance from 1973 through 6/30/99 of the Strategy(+) (ochre), the Dow Jones Industrial Average
(DJIA) (pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart. The horizontal or (Y) axis compares the cumulative annual performance by YEAR, from 1973 through 6/30/99. The vertical or (X) axis reflects DOLLAR AMOUNT value for each index from 1973 ending 6/30/99. The initial value of each investment is $10,000. Throughout the period from 1973 through June 30, 1999, increases in each investment build towards the right vertical or (X) axis. At the end of this period, the right vertical or (X) axis, reflects the ending value of the STRATEGY ($495,109), the ending value of the S&P 500 Index ($296,349), the ending value of the S&P Industrial Index ($294,828) and the ending value of the DJIA ($301,997).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 9, the S&P 500 Index* in 10 and S&P Industrial Index in 9 of the last 26 years. The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsers or Standard & Poor's.*

Average Annual Total Returns


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For periods ending 12/31/98   3 year  5 year  10 year  15 year  20 year  25 year
Strategy+                     19.52%  21.06%  17.83%   19.29%   19.57%   17.91%
DJIA                          23.71%  22.08%  18.62%   17.71%   17.14%   14.40%
S&P 500 Index                 27.97%  23.82%  19.03%   17.74%   17.50%   14.71%
S&P Industrial Index          28.89%  24.43%  19.09%   17.77%   17.51%   14.67%

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

* "Standard & Poor's," "S&P," "S&P 500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

+ Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

Annual Total Returns

                                                        S&P               S&P
                                                        500           Industrial
Year           Strategy +           DJIA               Index             Index
1973            -20.13%            -13.12%            -14.66%           -14.61%
1974             -5.35             -23.14             -26.47            -26.54
1975             40.63              44.40              36.92             36.78
1976             30.89              22.72              23.53             22.59
1977             -6.53             -12.71              -7.19             -8.20
1978              6.06               2.69               6.39              7.50
1979             26.47              10.52              18.02             18.40
1980             18.23              21.41              31.50             32.98
1981              7.67              -3.40              -4.83             -6.69
1982             25.87              25.79              20.26             20.14
1983             24.72              25.68              22.27             22.79
1984             12.34               1.06               5.95              4.09
1985             29.98              32.78              31.43             30.08
1986             28.78              26.91              18.37             18.54
1987              2.52               6.02               5.67              9.13
1988             42.04              15.95              16.58             15.80
1989             35.40              31.71              31.11             29.30
1990              0.96              -0.57              -3.20             -0.84
1991             27.06              23.93              30.51             30.39



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                                                        S&P               S&P
                                                        500           Industrial
Year           Strategy +           DJIA               Index             Index
1992             11.50               7.34               7.67              5.63
1993              2.28              16.72               9.97              8.90
1994             11.41               4.95               1.30              3.75
1995             36.68              36.48              37.10             34.26
1996             12.25              28.57              22.69             22.70
1997             33.34              24.78              33.10             30.80
1998             15.10              18.00              28.34             33.43
6/30/99          -0.20              20.37              12.33             12.64
Average          15.86%             13.72%             13.64%            13.62%

The Strategy

The Select S&P Industrial Portfolio employs a disciplined "buy and hold" strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a sub-set of the S&P 500 Index, which includes only industrial stocks. Defined Asset Funds then removes any stocks also in the Dow Jones Industrial Average*
    (DJIA).

2. Quality Screen: We only consider stocks that are ranked A+ or A by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from A+ for the highest-ranked stocks to D for those stocks which Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds, and are not intended to predict stock price movements.



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3.  Market Capitalization: We then rank the stocks by market capitalization and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less liquid issues.

4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group, we select the 15 highest dividend-yielding stocks for the Portfolio whose prices might be undervalued.

Go to Another Level!

You can get started today with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

                               Defined Asset Funds

                    Buy With Knowledge - Hold With Confidence

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

o There can be no assurance the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease or that the Portfolio will outperform the indices.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they, or their industries, are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.


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o   Owning units of the Portfolio may result in annual federal, state and local taxes, some of which can be deferred by rolling over into the next Portfolio, if available. Please consult your tax advisor.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[LOGO] Printed on Recycled Paper                                    70110SJ-7/99

    (C) 1999 Merril Lynch, Pierce, Fenner & Smith Incorpotated. Member SIPC.


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